Supplement dated April 17, 2015 to the Flexible Premium Variable Annuity Prospectuses Listed Below Issued by National Integrity Life Insurance Company Through its Separate Account I

Variable Annuity Prospectus	Date of Prospectus
AdvantEdge (includes GrandMaster and GrandMaster flex3)	May 1, 2013
PinnaclePlus	May 1, 2010

This supplement to the prospectuses identified above describes changes to the variable annuity contracts issued by National Integrity Life Insurance Company.  Please retain this supplement to the prospectuses for future reference.

The following changes are effective April 24, 2015.

1.        Portfolio Name Change — The Columbia Variable Portfolio — Mid Cap Value Opportunity Fund will change its name to the Columbia Variable Portfolio — Mid Cap Value Fund.

2.        Touchstone VST Money Market will be replaced with Fidelity VIP Money Market — Touchstone VST Money Market will be replaced with the Fidelity VIP Money Market, Initial Class. Any Account Value you have in the existing Touchstone VST Money Market at the end of the Business Day on April 24, 2015 will be automatically transferred to the Fidelity VIP Money Market.  You will not incur a transfer charge and the transfer will not count toward the number of free transfers allowed each year under your contract.

You have received two prior supplements with detailed information about this Money Market replacement, including your right to transfer out of the money market fund without incurring a charge or counting toward the number of free transfers allowed each year under your contract. Restrictions apply if you have the GLIA or GLIA Plus Rider.

Following is the expense information and description of the replacement fund.

Portfolio	Management Fees	12b-1 Fee	Other Expenses	Total Annual Expenses
Fidelity VIP Money Market, Initial Class	0.17%	N/A	0.08%	0.25%

Fidelity VIP Money Market Portfolio

The Portfolio seeks as high a level of current income as is consistent with preservation of capital and liquidity.  The advisor invests in U.S. dollar-denominated money market securities of domestic and foreign issuers and repurchase agreements.  The advisor may enter into reverse repurchase agreements and may invest more than 25% of total assets in the financial services industries.  The advisor will invest in compliance with industry-standard regulatory requirements for money market funds for the quality, maturity, and diversification of investments.

For more information about the American Funds Insurance Series Capital Income Builder or the Fidelity Money Market, including the risks of investing, refer to the Portfolio’s prospectus.  For a prospectus, contact our offices in writing at 400 Broadway, P.O. Box 5720, Cincinnati, Ohio 45202-5720 or call us at 1-800-433-1778.